                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-90324


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT NINE
                         SUPPLEMENT TO THE PROSPECTUSES

        ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY DATED OCTOBER 24, 2005 ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY DATED OCTOBER 24, 2005
   ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY DATED OCTOBER 24, 2005
    ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY DATED OCTOBER 24, 2005

--------------------------------------------------------------------------------

         AIG SunAmerica Life Assurance Company ("AIG SunAmerica") is amending certain of its contract prospectus for the sole purpose of providing you with information regarding the proposed acquisition of AllianceBernstein International Research Growth Portfolio ("International Research Growth Portfolio") by AllianceBernstein International Growth Portfolio ("International Portfolio"), both of which Portfolios are underlying Funds of the contracts' variable investment options.

         AIG SunAmerica has received notification that the Board of Directors of International Research Growth Portfolio has approved a Plan of Acquisition and Liquidation pursuant to which the International Research Growth Portfolio will be acquired by International Growth Portfolio (the "Acquisition"), and the International Research Growth Portfolio will terminate. Both the International Research Growth Portfolio and International Growth Portfolio are a series of the AllianceBernstein Variable Products Series Fund, Inc ("Trust"). The Acquisition does not require approval by International Research Growth Portfolio shareholders. The Acquisition is proposed to become effective December 7, 2007, but the merger may take place at such other date as determined by the Trust ("Merger Date").

         After 4:00 p.m. Eastern Time on the Merger Date, all Contract owner Accumulation Unit values in the variable investment option supported by the International Research Growth Portfolio will be automatically transferred into the variable investment option supported by the International Growth Portfolio. Only the underlying Portfolio will change, not the variable investment option itself.

         Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the International Research Growth Portfolio investment option after 4:00 p.m. Eastern Time on the Merger Date such transaction will not be in good order, and we will obtain alternate instructions from you prior to executing the transaction.

         Neither our automatic transfer of the Accumulation Unit value to the International Growth Portfolio, nor your transfer of assets out of the International Research Growth Portfolio prior to the Acquisition or out of the International Growth Portfolio within 60 days after the Acquisition, will count against the number of free transfers that you are permitted to make in a Contract Year or for the purposes of the US Mail Policy.

         For a period of time after the Merger Date, we may provide you with confirmations, statements and other reports that contain the name of the International Research Growth Portfolio investment option.

         Should you have any questions, please contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. Eastern Time, Monday through Friday, at 1-800-255-8402.


                Please keep this supplement with your prospectus


Dated: November 16, 2007